UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 14(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2005

                            COLLEGE PARTNERSHIP, INC.
                            -------------------------
                 (Name of small business issuer in its charter)

                                     NEVADA
                                     ------
                            (STATE OF INCORPORATION)

             0-30323                                     84-1416023
             -------                                     ----------
     (COMMISSION FILE NUMBER)                    (IRS EMPLOYER ID. NUMBER)


            333 South Allison Parkway, Suite 100, Lakewood, CO 80225
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 804-0155
                                 --------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated December 22, 2004 (filed with the Securities and Exchange Commission on December 22, 2004), as set forth in the pages attached hereto.

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2004, College Partnership, Inc. entered into a Share Exchange Agreement with Waldrop Enterprises. Inc. The Company disclosed entry into and provided a brief description of the Agreement in a Form 8-K filed on December 22, 2004. On January 15, 2005 the transaction described in the Agreement closed.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (b) The pro forma financial statements giving effect to the transaction required by this item shall be filed by amendment not later than 30 days from the date this report on Form 8-K was required to be filed.

     (c) See "Exhibit Index."


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         College Partnership, Inc.



Date:  January 20, 2005

                                         By: /s/ J. Wade Mezey



                                         Name: J. Wade Mezey, Esq.



                                         Title: General Counsel



                                  EXHIBIT INDEX

99.4 The pro forma financial statements giving effect to the transaction required by this item shall be filed by amendment not later than 30 days from the date this report on Form 8-K was required to be filed.